Exhibit 99.1

Hyperloop Transportation Technologies and Fusion Acquisition Corp. II Announce Letter of Intent for a Business Combination

New York, NY – August 30, 2023 – Fusion Acquisition Corp. II (NYSE: FSNB) (“Fusion”) today announced that it has signed a non-binding letter of intent (“LOI”) for a business combination transaction with Hyperloop Transportation Technologies Inc. (“HyperloopTT”), a transportation and technology company focused on realizing the hyperloop, a system that moves people and goods safely, efficiently, and sustainably by bringing airplane speeds to the ground.

Through the use of patented technology and an advanced collaborative business model, HyperloopTT believes it has the potential to impact the $2+ trillion transportation market by addressing pressing societal issues such as overpopulation, traffic congestion, and pollution.

In May 2023, HyperloopTT, along with its partners, won a bid to build a three-phase, 10 km prototype in northern Italy, which could eventually lead to a commercial hyperloop. Funding for the project was awarded by the Venetian Motorway Concession.

To date, HyperloopTT has completed the Great Lakes Hyperloop study to connect Chicago, Cleveland, and Pittsburgh and has constructed its first full-scale test facility in Toulouse, France. The company has secured over 60 global patents for hyperloop technologies, with 40 granted and 24 in process, across a spectrum of technologies, including levitation and propulsion, low-pressure tube system, and passenger experience.

HyperloopTT established what it believes is the world’s first insurance framework as well as the safety certification guidelines for commercial hyperloop systems; both of which have been presented to the European Commission and the United States Department of Transportation. Fusion plans to leverage its resources, experience and network of relationships to support HyperloopTT’s growth and access to public markets.

HyperloopTT CEO, Andres de Leon, said “With Fusion we believe we have found the right partner at the right time. We see the LOI with Fusion as the next major step in achieving our mission with HyperloopTT. That mission has always included the public, starting with our collaborative crowdsourcing model and now moving closer towards becoming a public company. This business combination is expected to accelerate the arrival of sustainable high-speed transportation. We hope to be at the epicenter of sustainable, safe, clean, and quick mass transit in the years to come.”

Fusion and HyperloopTT expect to announce additional details regarding the proposed transaction when a definitive agreement for the business combination is executed, which is expected to occur in the fourth quarter of 2023.

About Fusion Acquisition Corp. II

Fusion Acquisition Corp. II, founded and led by Chief Executive Officer John James, is a blank-check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Fusion’s board of directors comprises Non-Executive Chairman Jim Ross, Chief Executive Officer John James, Chief Financial Officer Erik Thoresen, and directors Kelly Driscoll and Ben Buettell.

About HyperloopTT

Hyperloop Transportation Technologies is an innovative transportation and technology company focused on realizing the hyperloop, a system that moves people and goods safely, efficiently, and sustainably by bringing airplane speeds to the ground. Through the use of unique, patented technology and a collaborative business model, HyperloopTT is creating a potential new form of transportation.

Founded in 2013, HyperloopTT is a global network of more than 800 engineers, creatives, and technologists, with 50 corporate and university partners. Headquartered in Los Angeles, CA, and Toulouse, France, HyperloopTT has offices in North and South America, the Middle East, and Europe.

Important Information and Where to Find It

If a legally binding definitive agreement with respect to the proposed business combination is executed, Fusion intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to the transaction. In addition, Fusion has filed a definitive proxy statement to be used at its special meeting of stockholders to approve an extension of the time in which it must complete an initial business combination or liquidate the trust account that holds the proceeds of Fusion’s initial public offering (the “Extension”), which was mailed to stockholders of Fusion as of the record date established for voting on the Extension. Fusion’s stockholders and other interested persons are advised to read the definitive proxy statement filed by Fusion in connection with the Extension and, when available the preliminary proxy statements and the amendments thereto and the definitive proxy statement relating to the proposed business combination, as these materials will contain important information about Fusion, HyperloopTT, the proposed business combination and the Extension. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of Fusion as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the above referenced documents and other documents filed with the SEC in connection with the Extension and the proposed business combination, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Fusion Acquisition Corp. II, 667 Madison Ave, 5th Floor, New York, NY 10065.

Participants in the Solicitation

Fusion and Hyperloop TT and each of their directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension and the proposed business combination under the rules of the SEC. Information about the directors and executive officers of Fusion and a description of their interests in Fusion and the Extension is contained in Fusion’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 31, 2022 (the “2021 Annual Report”) and the definitive proxy statement relating the Extension.

Information about Fusion’s directors and executive officer’s interests in the business combination, as well as information about Hyperloop TT’s directors and executive officers and a description of their interests in Hyperloop TT and the proposed business combination will be set forth in the proxy statement relating to the proposed business combination, when it is filed with the SEC. When available, the above referenced documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Extension or the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking-Statements

Certain statements made in this press release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Fusion’s and HyperloopTT’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability of Fusion to enter into a definitive agreement with respect to a business combination with Hyperloop TT within the time provided in Fusion’s second amended and restated certificate of incorporation; Fusion’s ability to obtain the Extension; Fusion’s ability to obtain the financing necessary to consummate the potential business combination; the performance of Hyperloop TT’s business; the timing, success and cost of Hyperloop TT’s product development activities; assuming the definitive agreement is executed, the ability to consummate the proposed business combination, including risk that Fusion’s stockholder approval is not obtained; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the proposed transaction; the amount of redemption requests made by Fusion’s stockholders and the amount of funds remaining in Fusion’s trust account after the Extension and the vote to approve the proposed business combination; Fusion’s and Hyperloop TT’s ability to satisfy the conditions to closing the proposed business combination; and those factors discussed in the 2021 Annual Report under the heading “Risk Factors,” and the other documents filed, or to be filed, by Fusion with the SEC. Neither Fusion or HyperloopTT undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact

Cody Slach

Gateway Investor Relations

(949) 574-3860

FUSION@gatewayir.com

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